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                                                                   EXHIBIT 10.87

                    PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

                             Instrument of Amendment

         THIS INSTRUMENT OF AMENDMENT (the "Instrument") is executed this 21st day of June, 1997 by PHARMACEUTICAL PRODUCT DEVELOPMENT, INC., a North Carolina corporation (the "Company").

                              Statement of Purpose

         The Company sponsors the Pharmaceutical Product Development, Inc. Employee Stock Purchase Plan (the "Plan"). The Company desires to amend the Plan to (i) make it clear that the employees of designated subsidiaries may participate in the Plan and (ii) permit the purchase of fractional shares under the Plan. In Section 7.1 of the Plan, the Company has reserved the right to amend the Plan at any time for any reason.

         NOW, THEREFORE, the Plan is hereby amended as follows effective as of July 1, 1997:

         1. The following sentence is added to the end of Section 1.4(i) of the Plan:

                  "In addition, the employees of the Company's subsidiaries which the Company designates in its sole and exclusive discretion as participating subsidiaries for purposes of the Plan shall also be considered Employees for purposes of this Plan.

         2. Section 5.2(a) of the Plan is amended by (i) adding the words "and fractional" after the word "whole" in the first sentence thereof and (ii) deleting the last sentence thereof ("The remaining balance . . . as administratively practical.") in its entirety.

         IN WITNESS WHEREOF, this Instrument is executed by the undersigned duly authorized officer of the Company as of the day and year first above written.

                                PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.


                                By:    /s/ Fred N. Eshelman
                                       -----------------------------------
                                Name:  Fred N. Eshelman
                                       -----------------------------------
                                Title: Chief Executive Officer
                                       -----------------------------------

                                "Company"